UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                _______________

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):   SEPTEMBER 4, 2003


                    PEOPLES BANCORP OF NORTH CAROLINA, INC.
                  --------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



         NORTH CAROLINA               000-27205               56-2132396
         --------------               ---------               ----------
  (State or Other Jurisdiction   (Commission File No.)      (IRS Employer
        of Incorporation)                                 Identification No.)



               518 WEST C STREET
               NEWTON, NORTH CAROLINA                           28658
               ------------------------                         -----
     (Address of Principal Executive Offices)                 (Zip Code)



                                 (828) 464-5620
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS.

     On September 4, 2003, Peoples Bancorp of North Carolina, Inc. (the "Company") issued a press release announcing the resignation of John H. Elmore, Jr. from the board of directors of the Company and its wholly-owned subsidiary, Peoples Bank (the "Bank").

     A copy of the press release making this announcement is attached as Exhibit 99.1.

Item 7.  Financial Statements and Other Exhibits.

     Exhibit 99.1 -- Press Release dated September 4, 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PEOPLES BANCORP OF NORTH CAROLINA, INC.


Date: September 5, 2003                  By: /s/ A. Joseph Lampron
                                            ------------------------------------
                                            A. Joseph Lampron
                                            Executive Vice President and Chief
                                            Financial Officer


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